FOR IMMEDIATE RELEASE

Contact:

Lynn Kettleson

Clarke Communication Group

978-463-7952 (office)

617-512-5922 (mobile)

lkettleson@kettlesongroup.com

DAVLIN PHILANTHROPIC FUND LEVERAGES SUSTAINABLE GIVING

WITH NEW MATCHING DONATION PROGRAM

WAYLAND, MA (Dec. 9, 2010)  -- Imagine a program in which every dollar that you donate to charity is matched by another $7 or $8.

The Davlin Philanthropic Fund, the first mutual fund to allow investors to make charitable contributions from their advisory fees, has announced a new donation matching program in which large Donation Matching Investors have agreed to allow their donations to be used as matching donations for other investors.  On Oct. 31, 2010 the Matching Premium or the amount of matching for each $1.00 the typical fund investor donates was $8.56.

Bill Davlin, president of the Davlin Philanthropic Fund, said, “By creating a mutual fund where investors own the assets and get all the returns (less fees and expenses) and their favorite charities get a large portion of the advisory fees, we have created a tool that can offer the average person the opportunity to make a significant difference.  An investor in the Davlin Fund no longer has to decide between saving for their future and giving to their favorite charity, because with our fund the more you save, the more you give.  Now with our new donation matching program, we have gone even further to incentivize investors to save more in order to give more”.

“By energizing this new group of philanthropists, we are enabling the democratization of philanthropy,” he said.  “With the help of our Donation Matching Investors, we are empowering typical Americans to decide which charities receive the matching donations from wealthy investors.  It is exciting to know that every Davlin Fund investor can now make a Big Difference.”

Davlin, one of the Donation Matching Investors himself, said that the Davlin Philanthropic Fund is now actively seeking other Donation Matching Investors to insure that the program remains effective as the Fund grows.

Investors should be aware that the Matching Premium will change both up and down over time as the ratio between Donation Matching Investors and normal investors changes with contributions and redemptions.  In addition, the Davlin Foundation directors will decide which charities receive the matching funds, although those decisions are guided by the recommendations of investors who have chosen charities from the Foundation’s approved list.  Investors can check the current Matching Premium by visiting the fund’s web site at www.DavlinFunds.org.

“We are excited by the power that this new Donation Matching program has to magnify lifetime giving,” Davlin said.  “Over time, it is my hope that we can use this program to begin to change the amount that Americans give.”

“This is what we like to refer to as sustainable giving. Over the long term, we hope to fundamentally change the landscape of philanthropy,” he said.  “As we can continue to grow, the world will get a whole new group of philanthropic supporters.”  (Potential investors interested in learning how much they might give as a lifetime philanthropist, can go to www.DavlinFunds.org and click on the Donation Calculator – Advanced Calculator & Assumptions.)

Individual charitable organizations currently not benefiting from the Davlin Philanthropic Fund should visit www.DavlinFunds.org to learn how their charity can get on the Davlin Foundations Approved Charity List.

About the Davlin Philanthropic Fund

The Davlin Philanthropic Fund is the first no-load mutual fund that allows investors to make charitable contributions from their advisory fees while maintaining control and ownership of their investment.  The Davlin Fund charges 1.50% in fees, and donates one-third (or 0.50%) of the fees and 100% of fund manager’s profits to charities with guidance from fund investors.  The Fund is a diversified, open-end mutual fund investing primarily in US-based companies. The Fund seeks long term capital appreciation and emphasizes a value style of investing without regard to company size.  For more information, please go to www.DavlinFunds.org or phone 1-877-Davlin-8.

As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains these as well as other information about the Fund.  A prospectus may be obtained from www.DavlinFunds.org or by calling 1-877-Davlin-8.  Read the prospectus carefully before investing.